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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material under Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                              SKILLSOFT CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

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                                     SOLICITING MATERIAL PURSUANT TO RULE 14a-12

 LETTER FROM CHUCK MORAN, CHAIRMAN AND CEO, SKILLSOFT TO CUSTOMERS AND PARTNERS

DEAR CUSTOMER,

SkillSoft has just announced our intent to merge with SmartForce. In so doing, we are creating a company that will be uniquely positioned to support and respond to your organization's e-learning needs now and in the future.

The SkillSoft merger with SmartForce will create a new company with a combined customer base of 2,800+ business organizations around the world and best-of-breed content and learning solutions of some 8,000+ hours across all of the business-critical subject categories - IT, Enterprise Applications, Business Skills, Interpersonal Skills, Management, Sales and CRM. This new combined company will be led by a management team with a very strong track record of success and experience within this business. And it will have the financial strength and viability to prosper and expand its leadership in an industry that offers enormous opportunity for many of you and for us going forward.

In an effort to explain why I believe this merger is very positive news for us and for you, let me reflect on two areas we at SkillSoft have discussed with you in meetings and client advisory forums during recent months.

The continuing business criticality of high-quality learning content and learning solutions is widely recognized. While we plan to continue to invest in all of the key elements of a comprehensive e-learning initiative - content, technology and services - this proposed merger underscores our emphasis on learning content and learning solutions as being at the very core of the value propositions we intend to bring to you as customers

Second, many of you have mentioned to us your desire to be able to source more and more of your total e-learning needs from a smaller selection of vendor partners. We believe that this merger will allow us to offer, and to continue to develop, an ever-wider range of learning applications to address your critical functional and business process areas.

The announcement of this intended merger marks another exciting phase in the progress of SkillSoft and in the evolution of the e-learning industry. I look forward to continuing to work with all of you and to being able to address, through our learning solutions, more and more of your business challenges and objectives in the months and years ahead.

If you would like to read more detailed information on the merger, please visit our website by clicking on the following link WWW.SKILLSOFT.COM.


Regards,


Chuck Moran
Chairman, CEO and Founder
SkillSoft

                                  ------------

ADDITIONAL INFORMATION AND WHERE TO FIND IT

SmartForce intends to file a registration statement on Form S-4 in connection with the transaction, and SmartForce and SkillSoft intend to mail a joint proxy statement/prospectus to their respective stockholders in connection with the transaction. Investors and security holders of SmartForce and SkillSoft are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about SmartForce, SkillSoft and the transaction. Investors and security holders may obtain a

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free copy of the joint proxy statement/prospectus (when it is available) at the
SEC's web site at www.sec.gov. A free copy of the joint proxy statement/prospectus may also be obtained from SmartForce or SkillSoft. SmartForce and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of SmartForce and SkillSoft in favor of the transaction. SkillSoft and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of SmartForce and SkillSoft in favor of the transaction. Information regarding SmartForce's directors and executive officers is contained in SmartForce's Form 10-K for the year ended December 31, 2001, as amended, which is filed with the SEC. As of May 31, 2002, SmartForce's directors and executive officers beneficially owned approximately 4.5 percent of SmartForce's outstanding voting stock. Information regarding SkillSoft's executive officers is contained in SkillSoft's Form 10-K for the year ended January 31, 2002 and its proxy statement dated May 13, 2002, which are filed with the SEC. As of May 31, 2002, SkillSoft's directors and executive officers beneficially owned approximately 43 percent of SkillSoft's outstanding common stock. A description of employment agreements and other interests of the SmartForce and SkillSoft directors and officers will be available in the registration statement and the joint proxy statement/prospectus.

In addition to the registration statement on Form S-4 to be filed by SmartForce in connection with the transaction, and the joint proxy statement/prospectus to be mailed to the stockholders of SmartForce and SkillSoft in connection with the transaction, each of SmartForce and SkillSoft file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC's other public reference rooms. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by SmartForce and SkillSoft with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from SmartForce or SkillSoft.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding expected synergies, the effect of the merger on long-term customer value, the ability to grow revenues and profits, the return on training investments for the company's customers, industry ranking, execution of integration plans, and management and organizational structure. All forward-looking statements in this document are subject to risks, uncertainties and assumptions that could cause actual results or events to differ materially from those contained in the forward-looking statements. The factors that could cause actual results or events to differ include, but are not limited to, the possibility that the market for the sale of certain products and services may not develop as expected, that development of these products and services may not proceed as planned, that the transaction does not close, that the companies may be required to modify aspects of the transaction to achieve regulatory approval, that prior to the closing of the proposed merger, the businesses of the companies suffer due to uncertainty, or that the parties are unable to transition customers, successfully execute their integration strategies, or achieve planned synergies. Additional factors that could cause actual results or events to differ materially from those in the forward-looking statements are included in SkillSoft's filings with the Securities and Exchange Commission, specifically SkillSoft's quarterly report on Form 10-Q for the quarter ended April 30, 2002, and subsequently filed reports. The forward-looking information provided by SkillSoft in this document represents SkillSoft's views as of June 11, 2002. SkillSoft anticipates that subsequent events and developments may cause these views to change. However, while SkillSoft may elect to update this forward-looking information at some point in the future, SkillSoft specifically disclaims any obligation to do so. This forward-looking information should not be relied upon as representing SkillSoft's views at any date subsequent to the date of this document.